Exhibit 10.24

Execution Version

AMENDMENT NO. 2 TO EQUITY DISTRIBUTION AGREEMENT

This Amendment No. 2 to Equity Distribution Agreement (this “Amendment”) is entered into as of April 11, 2025, by and between Velocity Financial, Inc., a Delaware corporation (the “Company”) and BTIG, LLC (the “Placement Agent”). All capitalized terms used herein shall have the meanings set forth in the Equity Distribution Agreement (as defined below), unless otherwise indicated.

RECITALS

WHEREAS, the Company and the Placement Agent are parties to that certain Equity Distribution Agreement, dated as of May 3, 2024, as amended by Amendment No. 1 thereto, dated as of December 12, 2024 (the “Existing Equity Distribution Agreement” and, as further amended, supplemented or otherwise modified from time to time, the “Equity Distribution Agreement” or “Agreement”); and

WHEREAS, the parties hereto desire to amend the Existing Equity Distribution Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto agree to amend the Existing Equity Distribution Agreement as follows:

1.
Title. The phrase “Up to 4,000,000 Shares of Common Stock” on the cover page and the first page are hereby amended and replaced in its entirety with “Up to 6,000,000 Shares of Common Stock.”

2.
Date. The date “May 3, 2024” is hereby amended and replaced in its entirety with the date hereof.
3.
Description of Securities.

(a)
The first paragraph of Section 1 is hereby amended and restated in its entirety as follows:

“The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through the Placement Agent, acting as agent and/or principal, shares (the “Securities”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”); provided, however, that in no event shall the Company issue or sell through the Placement Agent such number or aggregate gross proceeds amount of Securities, together with all sales of Securities under any Alternative Equity Distribution Agreement (as defined below), that would exceed (a) 6,000,000 shares, (b) the number of authorized but unissued shares of Common Stock plus the number of treasury shares of Common Stock then held by the Company or (c) an aggregate of $100,000,000 in gross proceeds (the lesser of (a), (b) or (c), the “Maximum Amount”). Where the context requires, the term “Securities” as used herein shall include the definition of the same under any Alternative Equity Distribution Agreement.”

(b)
The first sentence of the second paragraph of Section 1 is hereby amended and restated in its entirety as follows:

“For the avoidance of doubt, the Maximum Amount (i) shall be calculated based on all sales of Securities sold pursuant to this Agreement and the Alternative Equity Distribution Agreements together with any separate underwriting or similar agreement covering principal transactions described herein or therein and (ii) shall be reduced by the 3,986,766 Securities sold for an aggregate of $62,040,126 in gross proceeds under the Existing Equity Distribution Agreement, Alternative Existing Equity Distribution Agreements and the prior equity distribution agreements dated as of September 3, 2021.”

(c)
The first sentence of the third paragraph of Section 1 is hereby amended and restated in its entirety as follows:

“The Company has also entered into a separate equity distribution agreement, dated as of May 3, 2024, as amended by Amendment No. 1 thereto, dated as of December 12, 2024 (such agreement, as amended, each an “Alternative Existing Equity Distribution Agreement,” and collectively, the “Alternative Existing Equity Distribution

Exhibit 10.24

Agreements”), and Amendment No. 2 thereto, dated as of even date herewith (such Amendment No. 2 to Alternative Existing Equity Distribution Agreement, together with any other equity distribution agreements with respect to the Securities into which the Company may enter into with Alternative Placement Agents (defined below), “Alternative Equity Distribution Agreements”), with BTIG, LLC (and, as applicable, its respective affiliates) (in its capacity as agent and/or principal thereunder, collectively, together with any other placement agent with which the Company may enter into an equity distribution agreement with respect to the Securities, each, an “Alternative Placement Agent,” and collectively, the “Alternative Placement Agents”), for the issuance and sale of Securities from time to time through the Alternative Placement Agent on the terms set forth in such Alternative Equity Distribution Agreement.”

2.
Effectiveness. This Amendment shall take effect, as of the date first written above, upon the execution and delivery of this Amendment by the Company and the Placement Agent named in the first paragraph hereof.

3.
No Other Amendments. Except as expressly amended by this Amendment, the terms and provisions of the Equity Distribution Agreement shall remain in full force and effect.
4.
Conflicting Terms. Wherever the terms and conditions of this Amendment and the terms and conditions of the Existing Equity Distribution Agreement are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the Existing Equity Distribution Agreement.

5.
Headings. The Section headings in this Amendment have been inserted as a matter of convenience of reference and are not a part of this Amendment.
6.
Governing Law. THIS AMENDMENT AND THE EQUITY DISTRIBUTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
7.
Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Amendment by one party to the other may be made by facsimile or e-mail transmission. The words “execution,” “signed,” “signature,” and words of like import in this Amendment or in any other certificate, agreement or document related to this Amendment, if any, shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

[Signature Pages Follow]

Exhibit 10.24

IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment No. 2 to Equity Distribution Agreement as of the date first written above.

VELOCITY FINANCIAL, INC.

By: Name: Roland T. Kelly

Title: Chief Legal Officer

[Signature Page – Amendment No. 2 to Equity Distribution Agreement]

Exhibit 10.24

CONFIRMED AND ACCEPTED, as of the date first written above:

BTIG, LLC

By:

Name:

Title:

[Signature Page – Amendment No. 2 to Equity Distribution Agreement]